UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: December 31, 2016

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	December 31, 2016

ENTRUSTPERMAL

ALTERNATIVE CORE FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks total return.

Fund name change

Prior to July 22, 2016, the Fund was known as Permal Alternative Core Fund. There was no change in the Fund’s investment objective, policies and strategy as a result of the name change.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of EnTrustPermal Alternative Core Fund for the twelve-month reporting period ended December 31, 2016. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

January 31, 2017

II	EnTrustPermal Alternative Core Fund

Investment commentary

Economic review

The pace of U.S. economic activity fluctuated during the twelve months ended December 31, 2016 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that first and second quarter 2016 U.S. gross domestic product (“GDP”)i growth was 0.8% and 1.4%, respectively. GDP growth for the third quarter of 2016 was 3.5%, the strongest reading in two years. The U.S. Department of Commerce’s initial reading for fourth quarter 2016 GDP growth — released after the reporting period ended — was 1.9%. The deceleration in growth reflected a downturn in exports, an acceleration in imports, a deceleration in personal consumption expenditures and a downturn in federal government spending.

While there was a pocket of weakness in May 2016, job growth in the U.S. was solid overall and a tailwind for the economy during the reporting period. When the reporting period ended on December 31, 2016, the unemployment rate was 4.7%, as reported by the U.S. Department of Labor. The percentage of longer-term unemployed also declined over the period. In December 2016, 24.2% of Americans looking for a job had been out of work for more than six months, versus 26.9% when the period began.

Turning to the global economy, in its January 2017 World Economic Outlook Update, released after the reporting period ended, the International Monetary Fund (“IMF”)ii said, “After a lackluster outturn in 2016, economic activity is projected to pick up pace in 2017 and 2018, especially in emerging market and developing economies. However, there is a wide dispersion of possible outcomes around the projections, given uncertainty surrounding the policy stance of the incoming U.S. administration and its global ramifications.” From a regional perspective, the IMF estimates 2017 growth in the Eurozone will be 1.6%, versus 1.7% in 2016. Japan’s economy is expected to expand 0.8% in 2017, compared to 0.9% in 2016. Elsewhere, the IMF projects that overall growth in emerging market countries will accelerate to 4.5% in 2017, versus 4.1% in 2016.

After an extended period of maintaining the federal funds rateiii at a historically low range between zero and 0.25%, the Federal Reserve Board (the “Fed”)iv increased the rate at its meeting on December 16, 2015. This marked the first rate hike since 2006. In particular, the U.S. central bank raised the federal funds rate to a range between 0.25% and 0.50%. The Fed then kept rates on hold at each meeting prior to its meeting in mid-December 2016. On December 14, 2016, the Fed raised rates to a range between 0.50% and 0.75%. In the Fed’s statement after the December meeting it said, “The Committee expects that economic conditions will evolve in a manner that will warrant only gradual increases in the federal funds rate; the federal funds rate was likely to remain, for some time, below levels that are expected to prevail in the longer run. However, the actual path of the federal funds rate will depend on the economic outlook as informed by incoming data.”

Given the economic challenges in the Eurozone, the European Central Bank (“ECB”)v took a number of actions to stimulate growth and ward off deflation. In January 2015, before the reporting period began, the ECB announced that, beginning

EnTrustPermal Alternative Core Fund	III

Investment commentary (cont’d)

in March 2015, it would start a €60 billion-per-month bond buying program that was expected to run until September 2016. In December 2015, the ECB extended its monthly bond buying program until at least March 2017. In March 2016, the ECB announced that it would increase its bond purchasing program to €80 billion-per-month. It also lowered its deposit rate to -0.4% and its main interest rate to 0%. Finally, in December 2016 — the ECB again extended its bond buying program until December 2017. From April 2017 through December 2017, the ECB will purchase €60 billion-per-month of bonds. Looking at other developed countries, in the aftermath of the June 2016 U.K. referendum to leave the European Union (“Brexit”), the Bank of England (“BoE”)vi lowered rates in October 2016 from 0.50% to 0.25% — an all-time low. After holding rates steady at 0.10% for more than five years, in January 2016, the Bank of Japanvii announced that it lowered the rate on current accounts that commercial banks hold with it to -0.10%. Elsewhere, the People’s Bank of Chinaviii kept rates steady at 4.35%.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

January 31, 2017

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The International Monetary Fund (“IMF”) is an organization of 189 countries, working to foster global monetary cooperation, secure financial stability, facilitate international trade, promote high employment and sustainable economic growth, and reduce poverty around the world.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

[v]	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

vi	The Bank of England (“BoE”), formally the Governor and Company of the BoE, is the central bank of the United Kingdom. The BoE’s purpose is to maintain monetary and financial stability.

vii

The Bank of Japan is the central bank of Japan. The bank is responsible for issuing and handling currency and treasury securities, implementing monetary policy, maintaining the stability of the Japanese financial system and the yen currency.

viii	The People’s Bank of China (“PBoC”) is the central bank of the People’s Republic of China with the power to carry out monetary policy and regulate financial institutions in mainland China.

IV	EnTrustPermal Alternative Core Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks total return. The Fund is a “fund of funds,” which pursues its investment objective by investing primarily in other investment companies, including mutual funds, closed-end funds and exchange-traded funds (ETFs) (“underlying funds”). The Fund typically will invest, directly or through underlying funds and exchange traded notes (ETNs), approximately 50% to 100% of its total assets in alternative investments, including commodities, real estate assets, infrastructure assets, foreign currencies and hedge fund strategies, 0% to 50% of its total assets in equity-related investments, 0% to 50% of its total assets in fixed income-related investments and 0% to 40% in cash and cash equivalents.

Hedge fund strategies may seek both long and short exposures to equities, fixed- income, structured credit, currencies, commodities, real estate assets, infrastructure assets and other real assets. The Fund will typically invest in multiple discrete styles of hedge fund investing, including, but not limited to, macro strategies (including discretionary and systematic macro), managed futures, equity long-short, fixed income long-short, distressed debt and event driven. The Fund may also employ various security, currency or commodity hedging strategies.

The Fund may not invest more than 10% of its total assets in any one investment considered by EnTrustPermal Management LLC (“EnTrustPermal”), the Fund’s subadviser, to be an alternative investment. For purposes of this restriction, all investments in hedge funds will be considered alternative investments.

The composition of the Fund’s investment portfolio will vary over time, based on, among other things, quantitative and qualitative techniques and risk management guidelines. The Fund may employ an asset allocation strategy to exploit perceived inefficiencies or imbalances in equity, fixed-income or other asset classes in any region or country. EnTrustPermal will allocate assets to securities and other instruments, various underlying funds and ETNs which, in its opinion, are consistent with its guidelines and invest in the markets and strategies as identified by its asset allocation process. In allocating assets to underlying funds, EnTrustPermal may consider, among other factors, the general type of strategy employed, depth of experience, fee levels, value, growth potential, reputation in the industry, consistency, volatility, ability to perform in up and down markets and returns over time.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The first quarter of 2016 began with a continuation of last year’s market turmoil, as concerns of a U.S. recession dominated headlines. Additionally, fears surrounding decelerating worldwide growth — in China, in particular — and the impact on demand for energy and other commodities drove prices lower across most global risk assets. Equity markets and commodity prices continued to display a high degree of positive correlation. Within the first six weeks of the quarter, the MSCI World Indexi plunged almost 12% and West Texas Intermediate (“WTI”) crude oil prices bottomed at $26.21 per barrel, with government bonds and gold benefiting from the “risk-off” environment. During the second half of the quarter, the

EnTrustPermal Alternative Core Fund 2016 Annual Report	1

Fund overview (cont’d)

tone reversed sharply amid additional stimulus from the European Central Bank (“ECB”)ii as well as the Federal Reserve Board (the “Fed”)iii lowering its median projected expectation for the pace of further rate increases. U.S. interest rates moved lower across most maturities, with the ten-year Treasury yield ending the quarter down 49 basis pointsiv at 1.78% after reaching a low of 1.64% in February 2016. The Fed’s more cautious stance, as well as crude oil finding a price floor, provided upward support to a highly volatile U.S equity market, which ended the first quarter of 2016 in positive territory. The outlook for oil prices improved as major producers were said to be in talks regarding capping production, and with U.S. economic data assuaging concerns regarding a near-term downturn. Similarly, U.S. high yield bond and leveraged loan indices more than recovered the losses suffered in the first two months of the year. The fundamental outlook for the U.S. economy remained relatively solid, with the February 2016 non-farm payrolls report exceeding consensus expectations as well as an upward revision of second quarter 2016 gross domestic product (“GDP”)v growth to 1.4% from the previous 0.7% estimate earlier in the quarter.

During the second quarter of 2016, the global economy showed signs of stabilization, providing a foundation for equity markets to register modest gains despite heightened volatility around the U.K Brexit vote in late-June 2016. The Brexit referendum resulted in 52% of British voters expressing a desire to leave the 28-nation bloc while 48% voted to stay. Subsequently, British Prime Minister David Cameron announced his resignation and global equity markets suffered a sharp drawdown due to uncertainty over future economic implications. U.K. bank shares plummeted amid broad recession fears and the British pound plunged 7% against the U.S. dollar to 30-year lows. While market volatility spiked immediately after the referendum, a strong bounce-back rally erased the majority of losses. Despite the somewhat defensive market tone, most risk assets posted gains during the second quarter. Beaten-down commodities staged a strong recovery, with WTI crude oil gaining 26%, ending June 2016 above $48 a barrel. Gold ended up almost 7% for the quarter, benefiting from anticipation of continued easing by global central banks and functioning as a safe haven asset amid continued geopolitical uncertainty. Within U.S. equities, investors favored high dividend-paying sectors — such as Utilities and Consumer Staples — which posted strong gains in a low rate environment, with cyclicals lagging the broader market.

Early in the third quarter of 2016, risk assets extended the rally that began after the Brexit referendum vote, boosted by strong economic data, better-than-expected corporate earnings results, and expectations that global central banks would continue to provide monetary stimulus. In the aftermath of the Brexit referendum, focus shifted to a busy quarter for central banks and continuing speculation about politics. September 2016 was marked by a series of central bank meetings, starting with the ECB, and continuing with the Bank of Japan (“BoJ”)vi and the Fed. After the ECB held steady on rates and quantitative easing, the BoJ made some technical changes that amounted to very little. In an apparent attempt to shift the burden of action onto the fiscal authorities, the BoJ announced a “cap” on

2	EnTrustPermal Alternative Core Fund 2016 Annual Report

ten-year Japanese government bond rates at 0%. Finally, after weeks of speculation and conflicting statements from various governors and regional presidents, the Fed, too, held steady, deferring any rate hike to December 2016 or beyond. At the end of the third quarter of 2016, the total market value of negative-yielding global debt fell to $10.7 trillion, and longer-term bond yields rose modestly, cooling off the recent rally in bond-proxy assets such as real estate investment trusts (“REITs”)vii, Utilities, and Consumer Staples sectors. U.S. yields remained higher than most of their developed market peers, with the yield on the benchmark ten-year Treasury note rising from 1.47% to 1.59%, though yields peaked at 1.72% in mid-September 2016. Due to the modest yield increase, the Bloomberg Barclays U.S. Aggregate Indexviii produced a muted gain of 0.46% for the quarter. Global corporate bonds performed strongly over the quarter as the Bloomberg Barclays U.S. Corporate Bond Indexix rose by 1.43%, while the BofA Merrill Lynch U.S. High Yield Indexx generated 5.49%, benefiting from spreads tightening beyond historical average levels. Global equity markets recovered from the Brexit sell-off during the third quarter of 2016, which was marked by significantly lower volatility compared to the first half of the year. U.K. equities meaningfully rebounded against a more stable political backdrop, as Theresa May was confirmed as Prime Minister, with weakness in the British pound sterling (“GBP”) also serving as a tailwind. U.S. equities benefited from the “risk-on” environment and posted strong gains over the quarter with the S&P 500 Indexxi and Russell 2000 Indexxii advancing 3.85% and 9.04%, respectively. At the end of the period, second quarter 2016 U.S. GDP growth was revised up to a 1.40% gain.

In the last quarter of the year, markets were shaped by speculation and the result of the long-awaited outcome of the U.S. presidential election. Markets responded dramatically to Donald Trump’s win, with a rotation from growth to value and defensives to cyclicals. Another of the resulting consequences was a rising U.S. dollar — especially against developed market currencies such as the yen and the euro (“EUR”). The foreign exchange markets also saw the British sterling pound continue to fall on renewed concerns surrounding the U.K.’s exit from the European Union. Meanwhile, China continued to allow the yuan to slip lower, with the currencies of neighboring countries such as Singapore and Korea dropping in sympathy. The December 2016 U.S rate hike, which was widely expected following the results of the U.S. presidential election, had little effect on markets. In general, the environment was positive for equities. Credit markets also held firm and spreads generally narrowed with riskier, higher-yielding names outperforming. Government bond yields rose, however, especially in longer-dated issues, as central banks in developed markets made their desire for steeper yield curvesxiii clear.

Q. How did we respond to these changing market conditions?

A. The tactical nature of the Fund gives us the flexibility to pursue what we believe to be the best risk adjusted opportunities across asset classes, investment styles and strategies, and geographies. Entering 2016, the Equity and Fixed Income allocations were 20.23% and 6.98%, respectively; whereas, the Alternatives allocation was 72.79% (including cash and cash equivalents). The Fund was positioned to favor developed market equities over

EnTrustPermal Alternative Core Fund 2016 Annual Report	3

Fund overview (cont’d)

emerging market equities and focused on minimizing durationxiv and traditional credit market exposure, with the exception of a small allocation to a basket of closed-end funds that focused on U.S. high yield and traded at large discounts to net asset value (“NAV”)xv given the liquidity concerns in the high yield market and widening credit spreads. Within the Alternatives allocation, exposure was diversified across Alternative Equity, Alternative Fixed Income, Diversifying Strategies and Portfolio Hedges. The Alternative Equity allocation consisted primarily of equity long/short exposure and event driven exposure. The Alternative Fixed Income allocation had exposure to structured credit via non-agency residential mortgage backed securities (“RMBS”) and commercial mortgage backed securities (“CMBS”), exposure to a basket of REITs focused on single-family rentals and exposure to preferred equity. These strategies were attractive from a yield perspective without taking undue interest rate risk. The Diversifying Strategies allocation consisted of global macro and managed futures strategies, commodity exposure and Master Limited Partnerships (“MLP”) exposure. Lastly, the Portfolio Hedges allocation consisted of short exposure to U.S. equities, South Korean equities, long exposure to the Japanese yen (“JPY”) and currency hedges against the EUR, GBP, and Singapore dollar (“SGD”). During the first half of the year, the Equity allocation was decreased to 14.95% and exposure to long-dated U.S. zero coupon Treasuries was added to the basket of high yield closed-end funds trading at large discounts to their NAVs, bringing the Fixed Income allocation to 9.55%, while the Alternatives allocation increased to 75.50%. The Equity allocation consisted of long exposure via active managers to U.S. Financial and Energy equities, China, Japan and India. Within the Alternatives allocation, the bulk of the changes were in the Portfolio Hedges allocation as short exposure to the NASDAQ 100, crude oil and the Canadian dollar (“CAD”) were added, while the GBP short exposure was exited. In addition, put option exposure to the S&P 500 was added to hedge portfolio risk.

During the third quarter of 2016, the allocation to Equity continued to decline, ending the quarter at 13.33%. The Fixed Income allocation was cut to 1.72% as the theme around high yield closed-end funds was closed out at a profit. The Alternatives allocation was increased to 84.95%. In the Equity Allocation, the active manager focused on the U.S. Energy sector was removed. The Chinese Equity manager was also removed. The Fixed Income allocation to high yield closed-end funds was exited, leaving only the exposure to long-dated zero coupon U.S. Treasuries. Within the Alternatives allocation, an activist vehicle listed in Amsterdam was added to the Alternative Equity allocation and multiple changes were made in the Portfolio Hedges allocation including new short exposure to equity markets in China, Taiwan, Singapore, along with short U.S. Utilities and small-caps. Short currency exposure to the EUR and SGD was removed.

In the fourth quarter of 2016, the Equity allocation was increased to 15.41%, while the Fixed Income allocation was brought to zero. The Alternatives allocation, which totaled 84.59% at year-end, remained diversified and included hedge fund strategies like discretionary global macro, managed futures, equity long/short and event driven. The allocation also included: infrastructure, MLPs, gold and gold equities,

4	EnTrustPermal Alternative Core Fund 2016 Annual Report

alternative fixed income (structured credit, single-family rental REITs) and portfolio hedges.

The Fund uses derivatives for a variety of reasons. During 2016, the Fund used forward foreign currency contracts to take a directional view on certain foreign currencies throughout the year. The JPY and GBP contributed positively for the year while the EUR, SGD and CAD detracted. The Fund also used put options on the S&P 500 to hedge unwanted equity risk. The put options detracted from performance in 2016 as equity markets rose. Overall, derivatives had a small positive effect on performance for the year.

Performance review

For the twelve months ended December 31, 2016, Class A shares of EnTrustPermal Alternative Core Fund, excluding sales charges, returned 5.07%. The Fund’s unmanaged benchmarks, the MSCI World Index (Gross) and the Bloomberg Barclays U.S. Aggregate Index returned 8.15% and 2.65%, respectively, for the same period. The 60/40 Composite Indexxvi, consisting of 60% MSCI World Index (Gross) and 40% Bloomberg Barclays U.S. Aggregate Index, returned 6.09% over the same time frame. The Lipper Alternative Multi-Strategy Funds Category Average1 returned 2.02% for the same period.

Performance Snapshot as of December 31, 2016 (unaudited)
(excluding sales charges)	6 months	12 months
EnTrustPermal Alternative Core Fund:
Class A	2.22%	5.07%
Class C	1.78%	4.29%
Class FI	2.18%	5.04%
Class I	2.29%	5.30%
Class IS	2.41%	5.38%
MSCI World Index (Gross)	7.06%	8.15%
Bloomberg Barclays U.S. Aggregate Index	-2.53%	2.65%
60/40 Composite Index	3.16%	6.09%
Lipper Alternative Multi-Strategy Funds Category Average[1]	1.09%	2.02%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/mutualfunds.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2016, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 227 funds for the six-month period and among the 224 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges, if any.

EnTrustPermal Alternative Core Fund 2016 Annual Report	5

Fund overview (cont’d)

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The composition of the Fund’s investment portfolio will vary over time, based on EnTrustPermal’s overall allocation decisions and top-down and bottom-up implementation. The Fund may change, from time to time, the underlying funds, whether affiliated or unaffiliated, in which it invests without notice to shareholders.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated May 1, 2016, as supplemented November 30, 2016, the gross total annual fund operating expense ratios for Class A, Class C, Class FI, Class I and Class IS shares were 2.47%, 3.19%, 2.65%, 2.23% and 2.33%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

Effective February 1, 2016, as a result of expense limitation arrangements, the ratio of total annual fund operating expenses (other than interest, brokerage (including brokerage commissions on purchases and sales of closed-end funds, exchange-traded funds, exchange-traded notes and other assets), taxes, incentive or performance-based fees of underlying funds, acquired fund fees and expenses, dividend and interest on securities sold short and extraordinary expenses) will not exceed 1.15% for Class A shares, 1.90% for Class C shares, 1.15% for Class FI shares, 0.90% for Class I shares and 0.90% for Class IS shares, subject to recapture. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares, subject to recapture. Total annual fund operating expenses after waiving fees and/or reimbursing expenses exceed the expense cap as a result of brokerage commissions on purchases and sales of exchange-traded funds, dividend and interest expenses on securities sold short and acquired fund fees and expenses. These arrangements cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent.

Prior to February 1, 2016, expense caps across all share classes were higher as there was no exclusion for “acquired fund fees and expenses” and “dividend and interest expenses on securities sold short”.

The manager, effective February 1, 2016, has also agreed to voluntarily waive fees and/or reimburse operating expenses so that the ratio of total annual fund operating expenses will not exceed 1.95% for Class A shares, 2.70% for Class C shares, 1.95% for Class FI shares, 1.70% for Class I shares and 1.70% for Class IS shares. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares. These arrangements are expected to continue until December 31, 2017, but may be terminated at any time by the manager. These arrangements, however, may be modified by the manager to decrease total annual operating expenses at any time.

The manager is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses

6	EnTrustPermal Alternative Core Fund 2016 Annual Report

exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. At the strategy level, the top contributors to performance were the Alternative Fixed Income, Equity, Fixed Income and Diversifying Strategies allocations. Within Alternative Fixed Income, the Structured Credit theme was the top contributor, followed by the U.S. housing market strength theme that consisted of the allocation to single-family rental REITs. Within the Equity allocation, financials, gold equities and energy equities were key contributors. Within Fixed Income, the high yield closed-end fund theme was the key contributor. Lastly, within the Diversifying Strategies allocation, the systematic macro focus on trading G10xvii currencies was the key contributor.

Q. What were the leading detractors from performance?

A. The allocations to Portfolio Hedges and Alternative Equity detracted. Specifically, in the Portfolio Hedges allocation, short exposure to the NASDAQ 100 detracted, along with short currency exposure to the EUR, SGD and CAD.

Thank you for your investment in EnTrustPermal Alternative Core Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Christopher Zuehlsdorff, CFA

Co-Portfolio Manager

EnTrustPermal Management LLC

Alexander Pillersdorf

Co-Portfolio Manager

EnTrustPermal Management LLC

January 20, 2017

RISKS: All investments are subject to risk, including the possible loss of principal. In addition to the Fund’s operating expenses, investors will indirectly bear the operating expenses of the underlying funds. The Fund may invest in unregistered hedge funds, which are highly speculative investments that employ aggressive investment strategies and carry substantial risk. Investments in hedge funds are generally illiquid, difficult to value and may carry significant restrictions for transferring assets. Some of the underlying funds employ leverage, which increases the volatility of investment returns and subjects the Fund to magnified losses if an underlying fund’s investments decline in value. The Fund and some of the underlying funds may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. The Fund and some of the underlying funds may employ short selling, which is a speculative strategy. Unlike the possible loss on a security that is purchased, there is no limit on the amount of loss on an appreciating security that is sold short. The Fund and each underlying fund may engage in active and frequent trading, resulting in higher portfolio turnover rates and transaction costs. There is no assurance that these and other strategies used by the Fund or underlying funds will be successful. International investments are subject to special risks including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are

EnTrustPermal Alternative Core Fund 2016 Annual Report	7

Fund overview (cont’d)

magnified in emerging markets. Small- and mid-cap stocks involve greater risks and volatility than large-cap stocks. Fixed income securities involve interest rate, credit, inflation, and reinvestment risks. As interest rates rise, the value of fixed-income securities falls. High yield (“junk”) bonds possess greater price volatility, illiquidity, and possibility of default. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	The MSCI World Index is an unmanaged index considered representative of growth stocks of developed countries. Index performance is calculated with net dividends.

ii	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

iii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv	A basis point is one-hundredth (1/100 or 0.01) of one percent.

[v]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

vi

The Bank of Japan (“BoJ”) is the central bank of Japan. The bank is responsible for issuing and handling currency and treasury securities, implementing monetary policy, maintaining the stability of the Japanese financial system and the yen currency.

vii	Real estate investment trusts (“REITs”) invest in real estate or loans secured by real estate and issue shares in such investments, which can be illiquid.

viii

The Bloomberg Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

ix

Bloomberg Barclays U.S. Corporate Bond Index measures the investment grade, fixed-rate, taxable corporate bond market. It includes U.S. dollar dominated securities publicly issued by U.S. and non-U.S. industrial, utility and financial issuers.

[x]	The BofA Merrill Lynch U.S. High Yield Index tracks the performance of U.S. dollar-denominated below investment grade corporate debt publicly issued in the U.S. domestic market.

xi	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

xii

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

xiii	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

xiv

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

xv

Net asset value (“NAV”) is the dollar value of a single mutual fund share, based on the value of the underlying assets of the fund minus its liabilities, divided by the number of shares outstanding. NAV is calculated at the end of each business day.

xvi

The 60/40 Composite Index is a hypothetical representation of the performance of the portfolio’s major asset classes. It consists of 60% MSCI World Index (Gross) and 40% Bloomberg Barclays U.S. Aggregate Index.

xvii

The Group of Ten (“G10”) includes the wealthiest eleven member nations of the International Monetary Fund (Belgium, Canada, France, Germany, Italy, Japan, the Netherlands, Sweden, Switzerland, the UK and USA).

8	EnTrustPermal Alternative Core Fund 2016 Annual Report

Fund at a glance (unaudited)

Investment breakdown† (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of December 31, 2016 and December 31, 2015 and does not include derivatives, such as forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.
*	Represents less than 0.1%

Securities sold short breakdown‡ (%) as a percent of total securities sold short

‡	The bar graph above represents the composition of the Fund’s securities sold short as of December 31, 2016 and December 31, 2015 and does not include derivatives. The Fund is actively managed. As a result, the composition of the Fund’s securities sold short is subject to change at any time.

EnTrustPermal Alternative Core Fund 2016 Annual Report	9

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2016 and held for the six months ended December 31, 2016.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period“.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[4]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[4]
Class A	2.22%	$1,000.00	$1,022.20	1.39%	$7.07	Class A	5.00%	$1,000.00	$1,018.15	1.39%	$7.05
Class C	1.78	1,000.00	1,017.80	2.15	10.90	Class C	5.00	1,000.00	1,014.33	2.15	10.89
Class FI	2.18	1,000.00	1,021.80	1.41	7.17	Class FI	5.00	1,000.00	1,018.05	1.41	7.15
Class I	2.29	1,000.00	1,022.90	1.14	5.80	Class I	5.00	1,000.00	1,019.41	1.14	5.79
Class IS	2.41	1,000.00	1,024.10	1.03	5.24	Class IS	5.00	1,000.00	1,019.96	1.03	5.23

10	EnTrustPermal Alternative Core Fund 2016 Annual Report

[1]	For the six months ended December 31, 2016.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements and/or expense reimbursements. In the absence of compensating balance arrangements and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Does not include fees and expenses of the Underlying Funds in which the Fund invests.

[4]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 366.

EnTrustPermal Alternative Core Fund 2016 Annual Report	11

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class C	Class FI	Class I	Class IS
Twelve Months Ended 12/31/16	5.07%	4.29%	5.04%	5.30%	5.38%
Five Years Ended 12/31/16	6.06	5.27	6.06	6.33	6.34
Inception* through 12/31/16	7.27	6.46	7.25	7.52	7.53

With sales charges[2]	Class A	Class C	Class FI	Class I	Class IS
Twelve Months Ended 12/31/16	-0.99%	3.29%	5.04%	5.30%	5.38%
Five Years Ended 12/31/16	4.81	5.27	6.06	6.33	6.34
Inception* through 12/31/16	6.44	6.46	7.25	7.52	7.53

Cumulative total returns
Without sales charges[1]
Class A (Inception date of 4/13/09 through 12/31/16)	71.85%
Class C (Inception date of 4/13/09 through 12/31/16)	62.11
Class FI (Inception date of 4/13/09 through 12/31/16)	71.68
Class I (Inception date of 4/13/09 through 12/31/16)	75.06
Class IS (Inception date of 4/13/09 through 12/31/16)	75.16

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year of purchase payment.

*	Inception date for Class A, C, FI, I and IS shares is April 13, 2009.

12	EnTrustPermal Alternative Core Fund 2016 Annual Report

Historical performance

Value of $10,000 invested in

Class A, C and FI Shares of EnTrustPermal Alternative Core Fund vs. MSCI World Index (Gross), Bloomberg Barclays U.S. Aggregate Index and 60/40 Composite Index† — April 13, 2009 - December 2016

Value of $1,000,000 invested in

Class I and IS Shares of EnTrustPermal Alternative Core Fund vs. MSCI World Index (Gross), Bloomberg Barclays U.S. Aggregate Index and 60/40 Composite Index† — April 13, 2009 - December 2016

EnTrustPermal Alternative Core Fund 2016 Annual Report	13

Fund performance (unaudited) (cont’d)

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class A, C and FI shares and $1,000,000 invested in Class I and IS shares of EnTrustPermal Alternative Core Fund at inception on April 13, 2009, assuming the deduction of the maximum initial sales charge of 5.75% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2016. The hypothetical illustration also assumes a $10,000 or $1,000,000 investment, as applicable, in the MSCI World Index (Gross), Bloomberg Barclays U.S. Aggregate Index and 60/40 Composite Index. The MSCI World Index (Gross) is an unmanaged index considered representative of growth stocks of developed countries. Index performance is calculated with net dividends. The Bloomberg Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher and having at least one year to maturity. The 60/40 Composite Index is a hypothetical representation of the performance of the portfolio’s major asset classes. It consists of 60% MSCI World Index (Gross) and 40% Bloomberg Barclays U.S. Aggregate Index. The indices are unmanaged and are not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

14	EnTrustPermal Alternative Core Fund 2016 Annual Report

Consolidated schedule of investments

December 31, 2016

EnTrustPermal Alternative Core Fund

Description	Shares	Value
Investments In Underlying Funds — 38.7%
AQR Funds — AQR Managed Futures Strategy HV Fund, Class I Shares	1,178,625	$11,008,353	(a)
iShares Trust — iShares U.S. Preferred Stock ETF	130,800	4,867,068
John Hancock Funds II — John Hancock Absolute Return Currency Fund, Class R6 Shares	2,230,395	21,902,474	*
Matthews India Fund, Institutional Class Shares	621,153	16,007,124
Matthews Japan Fund, Institutional Class Shares	859,309	16,206,566
Pershing Square Holdings Ltd.	371,597	5,403,020	*
RMB Mendon Financial Long/Short Fund, Class I Shares	315,159	5,776,861
RMB Mendon Financial Services Fund	255,483	10,548,909
SPDR Gold Trust — SPDR Gold Shares	120,447	13,202,196	*†
VanEck Vectors Junior Gold Miners ETF	96,700	3,050,885
Total Investments In Underlying Funds (Cost — $105,873,464)		107,973,456
Common Stocks — 10.4%
Financials — 10.4%
Insurance — 2.5%
Third Point Reinsurance Ltd.	608,000	7,022,400	*
Mortgage Real Estate Investment (REITs) — 7.9%
AG Mortgage Investment Trust Inc.	111,100	1,900,921
Apollo Commercial Real Estate Finance Inc.	116,500	1,936,230
Blackstone Mortgage Trust Inc., Class A Shares	66,900	2,011,683
Chimera Investment Corp.	116,975	1,990,914
Colony Capital Inc., Class A Shares	98,600	1,996,650
MFA Financial Inc.	264,100	2,015,083
New Residential Investment Corp.	127,800	2,009,016
Pennymac Mortgage Investment Trust	123,200	2,016,784
Redwood Trust Inc.	131,200	1,995,552
Starwood Property Trust Inc.	92,629	2,033,207
Two Harbors Investment Corp.	230,533	2,010,248
Total Mortgage Real Estate Investment (REITs)		21,916,288
Total Common Stocks (Cost — $26,848,515)		28,938,688

	Shares/Units
Master Limited Partnerships — 8.0%
Energy — 8.0%
DCP Midstream Partners LP	66,400	2,548,432
Enable Midstream Partners LP	156,000	2,453,880
EnLink Midstream Partners LP	144,700	2,665,374
Enterprise Products Partners LP	94,300	2,549,872
ONEOK Partners LP	55,200	2,374,152

See Notes to Consolidated Financial Statements.

EnTrustPermal Alternative Core Fund 2016 Annual Report	15

Consolidated schedule of investments (cont’d)

December 31, 2016

EnTrustPermal Alternative Core Fund

			Shares/Units	Value
Energy — continued
Spectra Energy Partners LP			54,800	$2,512,032
Summit Midstream Partners LP			84,600	2,127,690
Sunoco Logistics Partners LP			104,700	2,514,894
Williams Partners LP			69,000	2,624,070
Total Master Limited Partnerships (Cost — $21,420,695)				22,370,396

		Expiration Date	Contracts
Purchased Options — 0.0%
SPDR S&P 500 ETF Trust, Put @ $213.00 (Cost — $288,041)		1/20/17	1,000	52,000
Total Investments before Short-Term Investments (Cost — $154,430,715)				159,334,540

	Rate	Maturity Date	Face Amount
Short-Term Investments — 36.7%
Repurchase Agreements — 31.9%
State Street Bank & Trust Co. repurchase agreement dated 12/30/16; Proceeds at maturity — $89,148,099; (Fully collateralized by U.S. Treasury Notes, 3.500% due 5/15/20; Market Value — $90,935,258) (Cost — $89,148,000)	1.000%	1/3/17	$89,148,000	89,148,000

			Shares
Money Market Funds — 4.8%
State Street Institutional U.S. Government Money Market Fund, Premier Class; (Cost — $13,338,095)	0.411%		13,338,095	13,338,095
Total Short-Term Investments (Cost — $102,486,095)				102,486,095
Total Investments — 93.8% (Cost — $256,916,810#)				261,820,635
Other Assets in Excess of Liabilities — 6.2%				17,204,047
Total Net Assets — 100.0%				$279,024,682

*	Non-income producing security.

(a)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

†	Held by Alternative Core Fund Ltd.

#	Aggregate cost for federal income tax purposes is $258,342,967.

Abbreviations used in this schedule:
ETF	— Exchange-Traded Fund
SPDR	— Standard & Poor’s Depositary Receipts

See Notes to Consolidated Financial Statements.

16	EnTrustPermal Alternative Core Fund 2016 Annual Report

EnTrustPermal Alternative Core Fund

Security	Shares/Units	Value
Securities Sold Short‡ — (18.8)%
Investments in Underlying Funds — (18.8)%
iShares China Large-Cap ETF	(140,000)	$(4,859,400)
iShares MSCI Hong Kong Index Fund	(236,000)	(4,597,280)
iShares MSCI Singapore Capped ETF	(246,000)	(4,902,780)
iShares MSCI South Korea Capped ETF	(101,400)	(5,396,508)
iShares MSCI Taiwan Capped ETF	(164,500)	(4,831,365)
Select Sector SPDR® — Consumer Staples Select Sector SPDR® Fund	(216,000)	(11,169,360)
SPDR S&P 500 ETF Trust	(49,500)	(11,064,735)
United States Oil Fund LP	(475,000)	(5,567,000	) *†
Total Securities Sold Short (Proceeds — $(52,555,184))		$(52,388,428)

*	Non-income producing security.

†	Security sold short by Alternative Core Fund Ltd.

‡	Percentages indicated are based on net assets.

See Notes to Consolidated Financial Statements.

EnTrustPermal Alternative Core Fund 2016 Annual Report	17

Consolidated statement of assets and liabilities

December 31, 2016

Assets:
Investments in unaffiliated Underlying Funds and investments, at value (Cost — $167,768,810)	$172,672,635
Repurchase agreements, at value (Cost — $89,148,000)	89,148,000
Cash	2,190,400
Deposits with brokers for securities sold short	65,344,185
Receivable for Fund shares sold	2,019,115
Receivable from investment manager	534,325
Dividends and interest receivable from unaffiliated Underlying Funds and investments	524,419
Receivable for unaffiliated Underlying Funds and investments sold	6,379
Prepaid expenses	38,815
Total Assets	332,478,273

Liabilities:
Investments sold short, at value (proceeds received — $52,555,184)	52,388,428
Payable for unaffiliated Underlying Funds and investments purchased	333,623
Payable for Fund shares repurchased	322,022
Dividends payable on securities sold short	65,782
Unrealized depreciation on forward foreign currency contracts	62,387
Interest payable for securities sold short	41,238
Service and/or distribution fees payable	34,560
Trustees’ fees payable	2,629
Accrued expenses	202,922
Total Liabilities	53,453,591
Total Net Assets	$279,024,682

Net Assets:
Par value (Note 8)	$202
Paid-in capital in excess of par value	274,373,849
Undistributed net investment income	2,361,141
Accumulated net realized loss on Underlying Funds, investments, capital gain distributions from Underlying Funds, short sales and foreign currency transactions	(2,718,466)
Net unrealized appreciation on Underlying Funds, investments, short sales and foreign currencies	5,007,956
Total Net Assets	$279,024,682

See Notes to Consolidated Financial Statements.

18	EnTrustPermal Alternative Core Fund 2016 Annual Report

Net Assets:
Class A	$47,466,859
Class C	$29,034,422
Class FI	$204,874
Class I	$202,185,258
Class IS	$133,269

Shares Outstanding:
Class A	3,439,809
Class C	2,110,235
Class FI	14,538
Class I	14,630,788
Class IS	9,502

Net Asset Value:
Class A (and redemption price)	$13.80
Class C*	$13.76
Class FI (and redemption price)	$14.09
Class I (and redemption price)	$13.82
Class IS (and redemption price)	$14.03
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$14.64

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Consolidated Financial Statements.

EnTrustPermal Alternative Core Fund 2016 Annual Report	19

Consolidated statement of operations

For the Year Ended December 31, 2016

Investment Income:
Income distributions from unaffiliated Underlying Funds and investments	$4,227,309
Return of capital (Note1(k))	(191,438)
Net Income distributions from unaffiliated Underlying Funds and investments	4,035,871
Income distributions from affiliated Underlying Funds	15,908
Interest	5,404
Total Investment Income	4,057,183

Expenses:
Investment management fee (Note 2)	1,568,970
Dividend expense on securities sold short	1,014,868
Service and/or distribution fees (Notes 2 and 5)	410,670
Interest expense on securities sold short	365,003
Transfer agent fees (Note 5)	314,501
Legal fees	130,958
Registration fees	79,192
Shareholder reports	51,434
Audit and tax fees	40,200
Commodity pool reports	32,500
Fund accounting fees	24,799
Trustees’ fees	18,032
Custody fees	13,110
Insurance	3,184
Miscellaneous expenses	5,336
Total Expenses	4,072,757
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(958,051)
Net Expenses	3,114,706
Net Investment Income	942,477

Realized and Unrealized Gain (Loss) on Underlying Funds, Investments, Capital Gain Distributions From Unaffiliated Underlying Funds, Short Sales and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Sale of unaffiliated Underlying Funds and Investments	(1,971,787)
Capital gain distributions from unaffiliated Underlying Funds	516,823
Securities sold short	(1,660,921)
REIT distributions	327,114
Foreign currency transactions	1,311,172
Net Realized Loss	(1,477,599)
Change in Net Unrealized Appreciation (Depreciation) From:
Unaffiliated Underlying Funds and Investments	13,962,353
Securities sold short	(284,289)
Foreign currencies	(575,730)
Change in Net Unrealized Appreciation (Depreciation)	13,102,334
Net Gain on Underlying Funds, Investments, Capital Gain Distributions From Unaffiliated Underlying Funds, Short Sales and Foreign Currency Transactions	11,624,735
Increase in Net Assets From Operations	$12,567,212

See Notes to Consolidated Financial Statements.

20	EnTrustPermal Alternative Core Fund 2016 Annual Report

Consolidated statements of changes in net assets

For the Years Ended December 31,	2016	2015

Operations:
Net investment income	$942,477	$1,974,447
Net realized gain (loss)	(1,477,599)	8,875,461
Change in net unrealized appreciation (depreciation)	13,102,334	(13,258,646)
Increase (Decrease) in Net Assets From Operations	12,567,212	(2,408,738)

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(600,011)	(3,825,031)
Net realized gains	(1,263,281)	(4,529,524)
Decrease in Net Assets From Distributions to Shareholders	(1,863,292)	(8,354,555)

Fund Share Transactions (Note 8):
Net proceeds from sale of shares	141,020,428	182,781,360
Reinvestment of distributions	1,541,681	6,928,525
Cost of shares repurchased	(89,549,353)	(60,450,395)
Increase in Net Assets From Fund Share Transactions	53,012,756	129,259,490
Increase in Net Assets	63,716,676	118,496,197

Net Assets:
Beginning of year	215,308,006	96,811,809
End of year*	$279,024,682	$215,308,006
*Includes undistributed (overdistributed) net investment income of:	$2,361,141	$(2,091,272)

See Notes to Consolidated Financial Statements.

EnTrustPermal Alternative Core Fund 2016 Annual Report	21

Consolidated financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class A Shares[1]	2016	2015	2014	2013	2012

Net asset value, beginning of year	$13.24	$13.96	$15.02	$14.79	$13.72

Income (loss) from operations:
Net investment income	0.04	0.20	0.34	0.24	0.26 [2]
Net realized and unrealized gain (loss)	0.62	(0.37)	0.23	1.47	1.30
Total income (loss) from operations	0.66	(0.17)	0.57	1.71	1.56

Less distributions from:
Net investment income	(0.03)	(0.26)	(0.81)	(0.59)	(0.44)
Net realized gains	(0.07)	(0.29)	(0.82)	(0.89)	(0.05)
Total distributions	(0.10)	(0.55)	(1.63)	(1.48)	(0.49)

Net asset value, end of year	$13.80	$13.24	$13.96	$15.02	$14.79
Total return[3]	5.07%	(1.26)%	3.82%	11.85%	11.41%

Net assets, end of year (000s)	$47,467	$35,704	$14,324	$16,140	$17,164

Ratios to average net assets:
Gross expenses[4]	1.76%	1.46%	1.40%	1.46%	1.33%
Net expenses[4,5,6]	1.37	1.21	0.39	0.89	1.02
Net investment income	0.31	1.46	2.27	1.55	1.80 [2]

Portfolio turnover rate	85%[7]	105%[7]	111%	93%	72%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Net investment income includes short-term capital gain distributions from Underlying Funds.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	Does not include fees and expenses of the Underlying Funds in which the Fund invests.

[5]

As a result of an expense limitation arrangement, effective February 1, 2016, the ratio of total annual fund operating expenses, other than interest, brokerage (including brokerage commissions paid on purchases and sales of closed-end funds, exchange-traded funds, exchange-traded notes and other assets), taxes, incentive or performance-based fees of underlying funds, acquired fund fees and expenses, dividend and interest on securities sold short and extraordinary expenses, to average net assets of Class A shares did not exceed 1.15%. This expense limitation arrangement cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent. Total annual fund operating expenses after waiving fees and/or reimbursing expenses exceed this expense limitation as a result of brokerage commissions on purchases and sales of exchange-traded funds and dividend and interest expense on securities sold short. As a result of a voluntary expense limitation arrangement, effective February 1, 2016, the ratio of total annual operating expenses to average net assets of Class A shares did not exceed 1.95%. This arrangement is expected to continue until December 31, 2017, but may be terminated at any time by the manager. Prior to February 1, 2016, as a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage (including brokerage commissions paid on purchases and sales of closed-end funds, exchange-traded funds, exchange-traded notes and other assets), taxes, incentive or performance-based fees of underlying funds and extraordinary expenses, to average net assets of Class A shares did not exceed 1.75%. This expense limitation took into account the Underlying Funds expense ratios.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	Excluding short sale transactions. If short sale transactions had been included, the portfolio turnover rate would have been 129% and 141% for the years ended December 31, 2016 and 2015, respectively.

See Notes to Consolidated Financial Statements.

22	EnTrustPermal Alternative Core Fund 2016 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class C Shares[1]	2016	2015	2014	2013	2012

Net asset value, beginning of year	$13.30	$14.03	$15.07	$14.83	$13.75

Income (loss) from operations:
Net investment income (loss)	(0.06)	0.06	0.23	0.14	0.17 [2]
Net realized and unrealized gain (loss)	0.62	(0.34)	0.23	1.44	1.27
Total income (loss) from operations	0.56	(0.28)	0.46	1.58	1.44

Less distributions from:
Net investment income	(0.03)	(0.16)	(0.68)	(0.45)	(0.31)
Net realized gains	(0.07)	(0.29)	(0.82)	(0.89)	(0.05)
Total distributions	(0.10)	(0.45)	(1.50)	(1.34)	(0.36)

Net asset value, end of year	$13.76	$13.30	$14.03	$15.07	$14.83
Total return[3]	4.29%	(2.02)%	3.09%	10.94%	10.63%

Net assets, end of year (000s)	$29,034	$31,555	$28,315	$34,812	$40,887

Ratios to average net assets:
Gross expenses[4]	2.45%	2.18%	2.14%	2.18%	2.05%
Net expenses[4,5,6]	2.12	1.85	1.14	1.66	1.77
Net investment income (loss)	(0.46)	0.42	1.54	0.90	1.14 [2]

Portfolio turnover rate	85%[7]	105%[7]	111%	93%	72%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Net investment income includes short-term capital gain distributions from Underlying Funds.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	Does not include fees and expenses of the Underlying Funds in which the Fund invests.

[5]

As a result of an expense limitation arrangement, effective February 1, 2016, the ratio of total annual fund operating expenses, other than interest, brokerage (including brokerage commissions paid on purchases and sales of closed-end funds, exchange-traded funds, exchange-traded notes and other assets), taxes, incentive or performance-based fees of underlying funds, acquired fund fees and expenses, dividend and interest on securities sold short and extraordinary expenses, to average net assets of Class C shares did not exceed 1.90%. This expense limitation arrangement cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent. Total annual fund operating expenses after waiving fees and/or reimbursing expenses exceed this expense limitation as a result of brokerage commissions on purchases and sales of exchange-traded funds and dividend and interest expense on securities sold short. As a result of a voluntary expense limitation arrangement, effective February 1, 2016, the ratio of total annual operating expenses to average net assets of Class C shares did not exceed 2.70%. This arrangement is expected to continue until December 31, 2017, but may be terminated at any time by the manager. Prior to February 1, 2016, as a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage (including brokerage commissions paid on purchases and sales of closed-end funds, exchange-traded funds, exchange-traded notes and other assets), taxes, incentive or performance-based fees of underlying funds and extraordinary expenses, to average net assets of Class C shares did not exceed 2.50%. This expense limitation took into account the Underlying Funds expense ratios.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	Excluding short sale transactions. If short sale transactions had been included, the portfolio turnover rate would have been 129% and 141% for the years ended December 31, 2016 and 2015, respectively.

See Notes to Consolidated Financial Statements.

EnTrustPermal Alternative Core Fund 2016 Annual Report	23

Consolidated financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class FI Shares[1]	2016	2015	2014	2013	2012

Net asset value, beginning of year	$13.52	$14.25	$15.27	$14.78	$13.71

Income (loss) from operations:
Net investment income	0.04	0.34	0.33	0.19	0.28 [2]
Net realized and unrealized gain (loss)	0.63	(0.51)	0.25	1.50	1.28
Total income (loss) from operations	0.67	(0.17)	0.58	1.69	1.56

Less distributions from:
Net investment income	(0.03)	(0.27)	(0.78)	(0.31)	(0.44)
Net realized gains	(0.07)	(0.29)	(0.82)	(0.89)	(0.05)
Total distributions	(0.10)	(0.56)	(1.60)	(1.20)	(0.49)

Net asset value, end of year	$14.09	$13.52	$14.25	$15.27	$14.78
Total return[3]	5.04%	(1.23)%	3.85%	11.81%	11.39%

Net assets, end of year (000s)	$205	$341	$14	$18	$96

Ratios to average net assets:
Gross expenses[4]	1.69%	1.64%	1.69%	1.48%	1.39%
Net expenses[4,5,6]	1.37	1.41	0.38	1.00	1.02
Net investment income	0.31	2.41	2.18	1.27	1.90 [2]

Portfolio turnover rate	85%[7]	105%[7]	111%	93%	72%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Net investment income includes short-term capital gain distributions from Underlying Funds.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	Does not include fees and expenses of the Underlying Funds in which the Fund invests.

[5]

As a result of an expense limitation arrangement, effective February 1, 2016, the ratio of total annual fund operating expenses, other than interest, brokerage (including brokerage commissions paid on purchases and sales of closed-end funds, exchange-traded funds, exchange-traded notes and other assets), taxes, incentive or performance-based fees of underlying funds, acquired fund fees and expenses, dividend and interest on securities sold short and extraordinary expenses, to average net assets of Class FI shares did not exceed 1.15%. This expense limitation arrangement cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent. Total annual fund operating expenses after waiving fees and/or reimbursing expenses exceed this expense limitation as a result of brokerage commissions on purchases and sales of exchange-traded funds and dividend and interest expense on securities sold short. As a result of a voluntary expense limitation arrangement, effective February 1, 2016, the ratio of total annual operating expenses to average net assets of Class FI shares did not exceed 1.95%. This arrangement is expected to continue until December 31, 2017, but may be terminated at any time by the manager. Prior to February 1, 2016, as a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage (including brokerage commissions paid on purchases and sales of closed-end funds, exchange-traded funds, exchange-traded notes and other assets), taxes, incentive or performance-based fees of underlying funds and extraordinary expenses, to average net assets of Class FI shares did not exceed 1.75%. This expense limitation took into account the Underlying Funds expense ratios.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	Excluding short sale transactions. If short sale transactions had been included, the portfolio turnover rate would have been 129% and 141% for the years ended December 31, 2016 and 2015, respectively.

See Notes to Consolidated Financial Statements.

24	EnTrustPermal Alternative Core Fund 2016 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class I Shares[1]	2016	2015	2014	2013	2012

Net asset value, beginning of year	$13.23	$13.94	$15.00	$14.77	$13.70

Income (loss) from operations:
Net investment income	0.08	0.24	0.38	0.27	0.30 [2]
Net realized and unrealized gain (loss)	0.61	(0.38)	0.23	1.48	1.30
Total income (loss) from operations	0.69	(0.14)	0.61	1.75	1.60

Less distributions from:
Net investment income	(0.03)	(0.28)	(0.85)	(0.63)	(0.48)
Net realized gains	(0.07)	(0.29)	(0.82)	(0.89)	(0.05)
Total distributions	(0.10)	(0.57)	(1.67)	(1.52)	(0.53)

Net asset value, end of year	$13.82	$13.23	$13.94	$15.00	$14.77
Total return[3]	5.30%	(1.02)%	4.09%	12.13%	11.72%

Net assets, end of year (000s)	$202,185	$147,695	$54,137	$41,061	$39,583

Ratios to average net assets:
Gross expenses[4]	1.53%	1.22%	1.13%	1.18%	1.04%
Net expenses[4,5,6]	1.12	0.96	0.14	0.64	0.77
Net investment income	0.56	1.75	2.59	1.75	2.02 [2]

Portfolio turnover rate	85%[7]	105%[7]	111%	93%	72%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Net investment income includes short-term capital gain distributions from Underlying Funds.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	Does not include fees and expenses of the Underlying Funds in which the Fund invests.

[5]

As a result of an expense limitation arrangement, effective February 1, 2016, the ratio of total annual fund operating expenses, other than interest, brokerage (including brokerage commissions paid on purchases and sales of closed-end funds, exchange-traded funds, exchange-traded notes and other assets), taxes, incentive or performance-based fees of underlying funds, acquired fund fees and expenses, dividend and interest on securities sold short and extraordinary expenses, to average net assets of Class I shares did not exceed 0.90%. This expense limitation arrangement cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent. Total annual fund operating expenses after waiving fees and/or reimbursing expenses exceed this expense limitation as a result of brokerage commissions on purchases and sales of exchange-traded funds and dividend and interest expense on securities sold short. As a result of a voluntary expense limitation arrangement, effective February 1, 2016, the ratio of total annual operating expenses to average net assets of Class I shares did not exceed 1.70%. This arrangement is expected to continue until December 31, 2017, but may be terminated at any time by the manager. Prior to February 1, 2016, as a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage (including brokerage commissions paid on purchases and sales of closed-end funds, exchange-traded funds, exchange-traded notes and other assets), taxes, incentive or performance-based fees of underlying funds and extraordinary expenses, to average net assets of Class I shares did not exceed 1.50%. This expense limitation took into account the Underlying Funds expense ratios.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	Excluding short sale transactions. If short sale transactions had been included, the portfolio turnover rate would have been 129% and 141% for the years ended December 31, 2016 and 2015, respectively.

See Notes to Consolidated Financial Statements.

EnTrustPermal Alternative Core Fund 2016 Annual Report	25

Consolidated financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class IS Shares[1]	2016	2015	2014	2013	2012

Net asset value, beginning of year	$13.42	$14.13	$15.16	$14.77	$13.70

Income (loss) from operations:
Net investment income	0.15	0.19	0.41	0.22	0.31 [2]
Net realized and unrealized gain (loss)	0.56	(0.33)	0.20	1.52	1.29
Total income (loss) from operations	0.71	(0.14)	0.61	1.74	1.60

Less distributions from:
Net investment income	(0.03)	(0.28)	(0.82)	(0.46)	(0.48)
Net realized gains	(0.07)	(0.29)	(0.82)	(0.89)	(0.05)
Total distributions	(0.10)	(0.57)	(1.64)	(1.35)	(0.53)

Net asset value, end of year	$14.03	$13.42	$14.13	$15.16	$14.77
Total return[3]	5.38%	(0.97)%	4.06%	12.07%	11.74%

Net assets, end of year (000s)	$133	$14	$22	$14	$93

Ratios to average net assets:
Gross expenses[4]	2.54%	1.32%	1.37%	1.21%	1.13%
Net expenses[4,5,6]	1.05	0.82	0.15	0.76	0.77
Net investment income	1.11	1.32	2.72	1.46	2.15 [2]

Portfolio turnover rate	85%[7]	105%[7]	111%	93%	72%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Net investment income includes short-term capital gain distributions from Underlying Funds.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	Does not include fees and expenses of the Underlying Funds in which the Fund invests.

[5]

As a result of an expense limitation arrangement, effective February 1, 2016, the ratio of total annual fund operating expenses, other than interest, brokerage (including brokerage commissions paid on purchases and sales of closed-end funds, exchange-traded funds, exchange-traded notes and other assets), taxes, incentive or performance-based fees of underlying funds, acquired fund fees and expenses, dividend and interest on securities sold short and extraordinary expenses, to average net assets of Class IS shares did not exceed 0.90%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent. Total annual fund operating expenses after waiving fees and/or reimbursing expenses exceed this expense limitation as a result of brokerage commissions on purchases and sales of exchange-traded funds and dividend and interest expense on securities sold short. As a result of a voluntary expense limitation arrangement, effective February 1, 2016, the ratio of total annual operating expenses to average net assets of Class IS shares did not exceed 1.70%. This arrangement is expected to continue until December 31, 2017, but may be terminated at any time by the manager. Prior to February 1, 2016, as a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage (including brokerage commissions paid on purchases and sales of closed-end funds, exchange-traded funds, exchange-traded notes and other assets), taxes, incentive or performance-based fees of underlying funds and extraordinary expenses, to average net assets of Class IS shares did not exceed 1.50%. In addition, effective February 3, 2015, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual operating expenses for Class I shares. These expense limitations took into account the Underlying Funds expense ratios.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	Excluding short sale transactions. If short sale transactions had been included, the portfolio turnover rate would have been 129% and 141% for the years ended December 31, 2016 and 2015, respectively.

See Notes to Consolidated Financial Statements.

26	EnTrustPermal Alternative Core Fund 2016 Annual Report

Notes to consolidated financial statements

1. Organization and significant accounting policies

EnTrustPermal Alternative Core Fund (formerly Permal Alternative Core Fund) (the “Fund”) is a separate diversified series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The Fund is a “fund of funds,” which pursues its investment objective by investing primarily in other investment companies, including mutual funds, closed-end funds and exchange-traded funds (“ETFs”) (collectively, “Underlying Funds”).

The Fund may seek to gain exposure to certain asset classes, such as ETFs that invest primarily in commodities or master limited partnerships (“MLPs”), through investments in its wholly-owned subsidiary, Alternative Core Fund Ltd. (the “Subsidiary”), organized under the laws of the Cayman Islands. The Subsidiary may invest without limit in these investments. The Subsidiary has the same investment manager and subadviser as the Fund. These financial statements are consolidated financial statements of the Fund and Subsidiary.

Holdings specific to the Subsidiary are footnoted within the Consolidated Schedule of Investments and Note 3, as applicable. The Fund’s Consolidated Statement of Assets and Liabilities, Consolidated Statement of Operations and Consolidated Statements of Changes in Net Assets include the account balances of both the Fund and the Subsidiary. The Fund may invest up to 25% of its total assets in the Subsidiary. The net assets of the Subsidiary were $18,731,998 as of December 31, 2016, which represented 6.7% of the Fund’s consolidated net assets. The results from operations of the Subsidiary for the year ended December 31, 2016 were as follows:

Net investment income	—
Net realized loss	$(1,244,636)
Net decrease in unrealized depreciation	(456,880)
Net decrease in net assets resulting from operations	$(1,701,516)

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the consolidated financial statements were issued.

(a) Investment valuation. Investments in the Underlying Funds, excluding ETFs and closed-end funds, are valued at the closing net asset value per share of each Underlying Fund on the day of valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative

EnTrustPermal Alternative Core Fund 2016 Annual Report	27

Notes to consolidated financial statements (cont’d)

instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a fund investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities. Additionally, if the closing net asset value per share for an Underlying Fund is not available on the day of valuation, the Valuation Committee may adjust the

28	EnTrustPermal Alternative Core Fund 2016 Annual Report

Underlying Fund’s last available net asset value per share to account for significant events that have occurred subsequent to the Underlying Fund’s last net asset value per share calculation but prior to the day of valuation.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Investments in underlying funds	$96,965,103	$11,008,353	—	$107,973,456
Common stocks	28,938,688	—	—	28,938,688
Master limited partnerships	22,370,396	—	—	22,370,396
Purchased options	52,000	—	—	52,000
Total long-term investments	148,326,187	11,008,353	—	159,334,540
Short-term investments†:
Repurchase agreements	—	89,148,000	—	89,148,000
Money market funds	13,338,095	—	—	13,338,095
Total short-term investments	13,338,095	89,148,000	—	102,486,095
Total investments	$161,664,282	$100,156,353	—	$261,820,635

EnTrustPermal Alternative Core Fund 2016 Annual Report	29

Notes to consolidated financial statements (cont’d)

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Securities sold short†	$52,388,428	—	—	$52,388,428
Forward foreign currency contracts	—	$62,387	—	62,387
Total	$52,388,428	$62,387	—	$52,450,815

†	See Consolidated Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its subadviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets

30	EnTrustPermal Alternative Core Fund 2016 Annual Report

and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Master limited partnerships. The Fund may not invest more than 25% of the value of its total assets in the securities of Master Limited Partnerships (“MLPs”) that are treated for U.S. federal income tax purposes as qualified publicly traded partnerships. This 25% limitation applies generally to MLPs that focus on commodity and energy-related industries. Entities commonly referred to as “MLPs” are generally organized under state law as limited partnerships or limited liability companies. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The MLPs themselves generally do not pay U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

The Fund, and entities in which the Fund invests, may be subject to audit by the Internal Revenue Service or other applicable tax authorities. The Fund’s taxable income or tax liability for prior taxable years could be adjusted if there is an audit of the Fund, or of any entity that is treated as a partnership for tax purposes in which the Fund holds an equity interest. The Fund may be required to pay a fund-level tax as a result of such an adjustment or may pay a “deficiency dividend” to its current shareholders in order to avoid a fund-level tax associated with the adjustment. The Fund could also be required to pay interest and penalties in connection with such an adjustment.

(e) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio

EnTrustPermal Alternative Core Fund 2016 Annual Report	31

Notes to consolidated financial statements (cont’d)

transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Consolidated Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment on the Consolidated Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(g) Short sale transactions. Short sales are transactions in which the Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, a Fund must borrow the security to deliver to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it in the open market at the time of replacement. The proceeds received by the Fund for the short sale are retained by the broker as collateral until the Fund replaces the borrowed security. If the market value of the security sold short increases, additional collateral may be required. The amount of collateral required is determined daily by reference to the market value of the short positions. Liabilities for securities sold short are marked-to-market daily and reported at market value in the financial statements.

Short sale transactions may result in a risk of loss that may exceed the amount shown on the Consolidated Statement of Assets and Liabilities. A gain, limited to the price at which the Fund sold the security short, or a loss, potentially unlimited in size, will be recognized upon termination of a short sale. Dividends on short positions are recorded as a liability on the ex-dividend date and are shown in the Consolidated Statement of Operations as Dividend Expense because the Fund must pay the dividend to the lender of the security.

Short selling is a technique that may be considered speculative, involves risk beyond the amount of money used to secure each transaction and may represent a form of leverage.

(h) Fund of funds risk. Your cost of investing in the Fund, as a fund of funds, may be higher than the cost of investing in a mutual fund that only invests directly in individual

32	EnTrustPermal Alternative Core Fund 2016 Annual Report

securities. An Underlying Fund may change its investment objective or policies without the Fund’s approval, which could force the Fund to withdraw its investments from such Underlying Fund at a time that is unfavorable to the Fund. In addition, one Underlying Fund may buy the same securities that another Underlying Fund sells. Therefore, the Fund would indirectly bear the costs of these trades without accomplishing any investment purpose.

(i) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(j) Partnership accounting policy. The Fund records its pro rata share of the income (loss) and capital gains (losses), to the extent of distributions it has received, allocated from the underlying partnerships and accordingly adjusts the cost basis of the underlying partnerships for return of capital. These amounts are included in the Fund’s Consolidated Statement of Operations.

(k) Return of capital estimates. Distributions received from the Fund’s investments in MLPs generally are comprised of income and return of capital. Distributions received from the Fund’s investments in Real Estate Investment Trusts (“REITs”) generally are comprised of income, realized capital gains and return of capital. The Fund records investment income, realized capital gains and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP or REIT and other industry sources. These estimates may subsequently be revised based on information received from the MLPs and REITs after their tax reporting periods are concluded.

(l) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of

EnTrustPermal Alternative Core Fund 2016 Annual Report	33

Notes to consolidated financial statements (cont’d)

default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Consolidated Schedule of Investments.

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Consolidated Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of December 31, 2016, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $62,387. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(m) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Net investment income distributions, if any, from the Underlying Funds are recorded on the ex-dividend date as investment income. Interest income is recorded on an accrual basis. Short-term and long-term capital gain distributions, if any, from the Underlying Funds are recorded on the ex-dividend date as realized gains. The cost of investments sold is determined by use of the specific identification method.

(n) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(o) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(p) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(q) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as

34	EnTrustPermal Alternative Core Fund 2016 Annual Report

amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2016, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(r) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
(a)	$2,345,770	$554,999	$(2,900,769)
(b)	1,764,177	(1,764,177)	—

(a)	Reclassifications are due to losses realized by the Fund’s wholly owned subsidiary.

(b)	Reclassifications are due to foreign currency transactions treated as ordinary income for tax purposes and book/tax differences in the treatment of distributions from underlying funds.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and EnTrustPermal Management LLC (“EnTrustPermal”) is the Fund’s subadviser. Prior to May 20, 2016, Permal Asset Management LLC (“Permal”) was the Fund’s subadviser. Western Asset Management Company (“Western Asset”) manages the portion of the Fund’s cash and short-term instruments allocated to it. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”) and EnTrustPermal is a subsidiary of Legg Mason. Permal was a wholly-owned subsidiary of Legg Mason.

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.65% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except in certain cases, for the management of cash and short-term instruments, which is provided by Western Asset. For their services, LMPFA pays EnTrustPermal (Permal prior to May 20, 2016) for day-to-day management of the Fund’s portfolio and Western Asset an aggregate subadvisory fee calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets Annual Rate	Annual Rate
Up to and including $250 million	0.450%
Over $250 million and up to and including $750 million	0.400
Over $750 million	0.350

EnTrustPermal Alternative Core Fund 2016 Annual Report	35

Notes to consolidated financial statements (cont’d)

For its services, LMPFA also pays EnTrustPermal (Permal prior to May 20, 2016) for certain compliance and portfolio execution services an annual rate of 0.05% of the Fund’s average daily net assets.

Prior to May 20, 2016, Permal provided these services to the Fund pursuant to two separate subadvisory agreements.

LMPFA has agreed, effective February 1, 2016, to waive fees and/or reimburse operating expenses, other than interest, brokerage (including brokerage commissions on purchases and sales of closed-end funds, ETFs, exchange-traded notes and other assets), taxes, incentive or performance-based fees of underlying funds, acquired fund fees and expenses, dividend and interest on securities sold short and extraordinary expenses, so that the ratio of total annual fund operating expenses did not exceed 1.15% for Class A shares, 1.90% for Class C shares, 1.15% for Class FI shares, 0.90% for Class I shares and 0.90% for Class IS shares. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These arrangements cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent.

LMPFA has also agreed, effective February 1, 2016, to voluntarily waive fees and/or reimburse operating expenses so that total annual operating expenses did not exceed 1.95% for Class A shares, 2.70% for Class C shares, 1.95% for Class FI shares, 1.70% for Class I shares and 1.70% for Class IS shares. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These arrangements are expected to continue until December 31, 2017, but may be terminated at any time by LMPFA.

Prior to February 1, 2016, LMPFA agreed to waive fees and/or reimburse operating expenses, other than interest, brokerage (including brokerage commissions paid on purchases and sales of shares of closed-end funds, ETFs, exchange-traded notes and other assets), taxes, incentive or performance-based fees of underlying funds and extraordinary expenses, so that the ratio of total annual fund operating expenses did not exceed 1.75% for Class A shares, 2.50% for Class C shares, 1.75% for Class FI shares, 1.50% for Class I shares and 1.50% for Class IS shares. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. The expense limitations took into account the expenses of the Underlying Funds. The expenses of the Underlying Funds were calculated based on an average of the net expense ratio (as shown in the most recent prospectus or shareholder report for each Underlying Fund as of the date of the Fund’s most recent prospectus) of the class of shares of each Underlying Fund held by the Fund, weighted in proportion to the Fund’s investment allocation among the Underlying Funds.

During the year ended December 31, 2016, fees waived and/or expenses reimbursed amounted to $958,051.

36	EnTrustPermal Alternative Core Fund 2016 Annual Report

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (‘‘LMIS’’), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended December 31, 2016, LMIS and its affiliates retained sales charges of $10,133 on sales of the Fund’s Class A shares. In addition, for the year ended December 31, 2016, CDSCs paid to LMIS and its affiliates were:

	Class A	Class C
CDSCs	$4,769	$8,470

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended December 31, 2016, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Investments*
Purchases	$135,470,280
Sales	155,425,153

*	Excluding securities sold short and covers on securities sold short in the amount of $98,688,636 and $70,604,381, respectively.

At December 31, 2016, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$9,498,492
Gross unrealized depreciation	(6,020,824)
Net unrealized appreciation	$3,477,668

EnTrustPermal Alternative Core Fund 2016 Annual Report	37

Notes to consolidated financial statements (cont’d)

At December 31, 2016, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Depreciation
USD	10,669,562	JPY	1,250,000,000	UBS AG	3/15/17	$(62,387)

Abbreviations used in this table:
JPY	— Japanese Yen
USD	— United States Dollar

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Consolidated Statement of Assets and Liabilities at December 31, 2016.

ASSET DERIVATIVES[1]
Equity Risk
Purchased options[2]	$52,000

LIABILITY DERIVATIVES[1]
Foreign Exchange Risk
Forward foreign currency contracts	$62,387

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]	Market value of purchased options is reported in Investments in unaffiliated Underlying Funds and investments at value in the Consolidated Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Consolidated Statement of Operations for the year ended December 31, 2016. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Foreign Exchange Risk	Equity Risk	Total
Purchased options[1]	—	$(602,013)	$(602,013)
Forward foreign currency contracts[2]	$1,520,925	—	1,520,925
Total	$1,520,925	$(602,013)	$918,912

[1]	Net realized gain (loss) from purchased options is reported in net realized gain (loss) from Sale of unaffiliated Underlying Funds and investments in the Consolidated Statement of Operations.

[2]	Net realized gain (loss) from forward foreign currency contracts is reported in net realized gain (loss) from foreign currency transactions in the Consolidated Statement of Operations.

38	EnTrustPermal Alternative Core Fund 2016 Annual Report

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Foreign Exchange Risk	Equity Risk	Total
Purchased options[1]	—	$(236,041)	$(236,041)
Forward foreign currency contracts[2]	$(575,492)	—	(575,492)
Total	$(575,492)	$(236,041)	$(811,533)

[1]

The change in unrealized appreciation (depreciation) from purchased options is reported in the change in net unrealized appreciation (depreciation) from unaffiliated Underlying Funds and investments in the Consolidated Statement of Operations.

[2]

The change in unrealized appreciation (depreciation) from forward foreign currency contracts is reported in the change in net unrealized appreciation (depreciation) from foreign currencies in the Consolidated Statement of Operations.

During the year ended December 31, 2016, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$136,846
Forward foreign currency contracts (to buy)†	11,404,050
Forward foreign currency contracts (to sell)	29,267,820

†	At December 31, 2016, there were no open positions held in this derivative.

The following table presents by financial instrument, the Fund’s derivative assets net of the related collateral received by the Fund at December 31, 2016:

	Gross Amount of Derivative Assets in the Consolidated Statement of Assets and Liabilities[1]	Collateral Received	Net Amount
Purchased options[2]	$52,000	—	$52,000

The following table presents by financial instrument, the Fund’s derivative liabilities net of the related collateral pledged by the Fund at December 31, 2016:

	Gross Amount of Derivative Liabilities in the Consolidated Statement of Assets and Liabilities[1]	Collateral Pledged	Net Amount
Forward foreign currency contracts	$62,387	—	$62,387

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Consolidated Statement of Assets and Liabilities.

[2]	Market value of purchased options is reported in Investments in unaffiliated Underlying Funds and investments at value in the Consolidated Statement of Assets and Liabilities.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class C and Class FI shares calculated at the annual rate of 0.25%, 1.00% and 0.25% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

EnTrustPermal Alternative Core Fund 2016 Annual Report	39

Notes to consolidated financial statements (cont’d)

For the year ended December 31, 2016, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$104,072	$50,193
Class C	305,852	35,268
Class FI	746	556
Class I	—	228,405
Class IS	—	79
Total	$410,670	$314,501

For the year ended December 31, 2016, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$161,148
Class C	100,732
Class FI	969
Class I	694,804
Class IS	398
Total	$958,051

6. Distributions to shareholders by class

	Year Ended December 31, 2016	Year Ended December 31, 2015
Net Investment Income:
Class A	$106,372	$626,797
Class C	79,081	355,845
Class FI	869	5,546
Class I	413,652	2,836,557
Class IS	37	286
Total	$600,011	$3,825,031

Net Realized Gains:
Class A	$223,959	$748,086
Class C	166,499	666,562
Class FI	1,828	6,611
Class I	870,916	3,107,971
Class IS	79	294
Total	$1,263,281	$4,529,524

7. Transactions with affiliated Underlying Funds

As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Legg Mason through sub-advisory agreements with its wholly-owned subsidiaries and subsidiary, also provides investment management services to certain of the

40	EnTrustPermal Alternative Core Fund 2016 Annual Report

Underlying Funds held by the Fund. Based on the Fund’s relative ownership, the following Underlying Funds were considered affiliated companies for all or some portion of the year ended December 31, 2016. The following transactions were effected in shares of such Underlying Funds for the year ended December 31, 2016.

	Affiliate Value at December 31, 2015	Purchased		Sold		Income Distributions from Affiliated Underlying Funds	Affiliate Value at December 31, 2016	Realized Gain (Loss) from Sale of Affiliated Underlying Funds
		Cost	Shares	Cost	Shares
Western Asset Institutional U.S. Treasury Reserves, Institutional Class Shares	$10,944,471	$3,310,316	3,310,316	$14,254,787	14,254,787	$15,908	—	—

8. Shares of beneficial interest

At December 31, 2016, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended December 31, 2016		Year Ended December 31, 2015
	Shares	Amount	Shares	Amount
Class A
Shares sold	1,811,852	$24,104,099	2,074,808	$28,927,924
Shares issued on reinvestment	23,909	320,857	101,301	1,347,651
Shares repurchased	(1,092,134)	(14,579,768)	(506,044)	(7,036,868)
Net increase	743,627	$9,845,188	1,670,065	$23,238,707

Class C
Shares sold	459,128	$6,142,616	770,512	$10,747,333
Shares issued on reinvestment	15,420	207,244	64,709	867,416
Shares repurchased	(736,111)	(9,873,891)	(481,827)	(6,722,700)
Net increase (decrease)	(261,563)	$(3,524,031)	353,394	$4,892,049

Class FI
Shares sold	5,261	$70,446	25,043	$354,424
Shares issued on reinvestment	197	2,697	897	12,157
Shares repurchased	(16,137)	(222,643)	(1,687)	(23,814)
Net increase (decrease)	(10,679)	$(149,500)	24,253	$342,767

EnTrustPermal Alternative Core Fund 2016 Annual Report	41

Notes to consolidated financial statements (cont’d)

	Year Ended December 31, 2016		Year Ended December 31, 2015
	Shares	Amount	Shares	Amount
Class I
Shares sold	8,243,340	$110,585,523	10,278,016	$142,751,679
Shares issued on reinvestment	75,319	1,010,767	353,953	4,700,721
Shares repurchased	(4,852,671)	(64,873,051)	(3,352,026)	(46,659,094)
Net increase	3,465,988	$46,723,239	7,279,943	$100,793,306

Class IS
Shares sold	8,444	$117,744	—	—
Shares issued on reinvestment	9	116	43	$580
Shares repurchased	—	—	(569)	(7,919)
Net increase (decrease)	8,453	$117,860	(526)	$(7,339)

9. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended December 31, was as follows:

	2016	2015
Distributions paid from:
Ordinary income	$784,082	$5,033,882
Net long-term capital gains	1,079,210	3,320,673
Total distributions paid	$1,863,292	$8,354,555

As of December 31, 2016, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$2,270,788
Deferred capital losses*	(1,384,980)
Other book/tax temporary differences(a)	183,024
Unrealized appreciation (depreciation)(b)	3,581,799
Total accumulated earnings (losses) — net	$4,650,631

(a)

Other book/tax temporary differences are attributable to the realization for tax purposes of unrealized gains (losses) on certain foreign currency contracts and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

10. Recent accounting pronouncement

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, the “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

42	EnTrustPermal Alternative Core Fund 2016 Annual Report

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Equity Trust:

We have audited the accompanying consolidated statement of assets and liabilities of EnTrustPermal Alternative Core Fund (formerly known as Permal Alternative Core Fund) (the “Fund”), a series of Legg Mason Partners Equity Trust, including the consolidated schedule of investments, as of December 31, 2016, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the years in the two-year period then ended, and the consolidated financial highlights for each of the years in the five-year period then ended. These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the investee funds’ transfer agent and custodian or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of EnTrustPermal Alternative Core Fund as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 22, 2017

EnTrustPermal Alternative Core Fund 2016 Annual Report	43

Board approval of management and subadvisory agreements (unaudited)

At a meeting of the Trust’s Board of Trustees, the Board considered the re-approval for an annual period of the management agreement pursuant to which Legg Mason Partners Fund Advisor, LLC (the “Manager”) provides the Fund with investment advisory and administrative services, the sub-advisory agreement pursuant to which EnTrustPermal Management LLC (“EnTrustPermal”) provides day-to-day management of the Fund’s portfolio and assumes responsibility for the provision of certain compliance and portfolio execution services to the Fund, and the sub-advisory agreement pursuant to which Western Asset Management Company (“Western Asset” and, together with EnTrustPermal, the “Sub-Advisers”) provides day-to-day management of the Fund’s cash and short-term instruments allocated to it by the Manager. (The management agreement and sub-advisory agreements are collectively referred to as the “Agreements.”) The Manager and Western Asset are wholly-owned subsidiaries, and EnTrustPermal is a subsidiary, of Legg Mason, Inc. The Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager and the Sub-Advisers. The Independent Trustees requested and received information from the Manager and the Sub-Advisers they deemed reasonably necessary for their review of the Agreements and the performance of the Manager and the Sub-Advisers. Included was information about the Manager, the Sub-Advisers and the Fund’s distributor, as well as the management, sub-advisory and distribution arrangements and services provided to the Fund and other funds overseen by the Board. This information was initially reviewed by a special committee of the Independent Trustees and then by the full Board.

In voting to approve the Agreements, the Independent Trustees considered whether the approval of the Agreements would be in the best interests of the Fund and its shareholders, an evaluation based on several factors including those discussed below.

Nature, extent and quality of the services provided to the fund under the management agreement and sub-advisory agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Advisers under the Management Agreement and Sub-Advisory Agreements, respectively, during the past year. The Trustees also considered the Manager’s supervisory activities over the Sub-Advisers. In addition, the Independent Trustees received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Sub-Advisers and the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Sub-Advisers took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment

44	EnTrustPermal Alternative Core Fund

management and other capabilities of the Manager and the Sub-Advisers and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s compliance programs. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the Legg Mason fund complex and the Manager’s commitment to continue to provide effective and efficient investment management and shareholder services. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available to the Manager’s parent organization, Legg Mason, Inc.

The Board also considered the division of responsibilities among the Manager and the Sub-Advisers and the oversight provided by the Manager. The Board also considered the brokerage policies and practices of the Manager and EnTrustPermal, the standards applied in seeking best execution, their policies and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes, portfolio manager compensation plan and policy regarding portfolio managers’ ownership of fund shares.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the respective Agreement by the Manager and the Sub-Advisers.

Fund performance

The Board received and reviewed performance information for the Fund and for all retail and institutional alternative multi-strategy funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Trustees noted that they also had received and discussed with management at periodic intervals information on the investment performance of the Fund in comparison to similar mutual funds and benchmark performance indices. The information comparing the Fund’s performance to that of the Performance Universe was for the one-, three- and five-year periods ended June 30, 2016. The Fund performed better than the median performance of the funds in the Performance Universe for each period and was ranked in the first quintile of the funds in the Performance Universe for the three- and five-year periods. The Board reviewed performance information

EnTrustPermal Alternative Core Fund	45

Board approval of management and subadvisory agreements (unaudited) (cont’d)

provided by the Manager for periods ended September 30, 2016, which showed that the Fund’s performance was below the Lipper category average during the third quarter. The Board also reviewed information prepared by Lipper comparing the Fund’s annualized total return for the three-year period ended June 30, 2016 in relation to the Fund’s standard deviation to that of the funds in the Performance Universe. The Trustees then discussed with representatives of management the portfolio management strategy of the Fund’s portfolio managers. The Trustees noted that the Manager and EnTrustPermal were committed to providing the resources necessary to assist the Fund’s portfolio managers. Based on its review, the Board was satisfied with the Fund’s performance. The Board determined to continue to evaluate the Fund’s performance and directed the Independent Trustees’ performance committee to continue to periodically review Fund performance with the Manager and report to the full Board during periods between Board meetings.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Sub-Advisers, respectively. The Board noted that the Manager, and not the Fund, pays the sub-advisory fees to the Sub-Advisers and, accordingly, that the retention of the Sub-Advisers does not increase the fees and expenses incurred by the Fund. In addition, because of the Manager’s fee waiver and/or expense reimbursement arrangement that was in effect for the Fund, the Board also reviewed and considered the actual management fee rate (after taking into account waivers and reimbursements) (the “Actual Management Fee”).

The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes. Management reviewed with the Board the scope of services provided to the Fund by the Manager, noting that the Fund is provided with regulatory compliance and administrative services, office facilities and Fund officers (including the Fund’s chief financial, chief legal and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers, including the Sub-Advisers. Management also discussed with the Board the Fund’s distribution arrangements, including how amounts received by the Fund’s distributor are expended, and the fees received and expenses incurred in connection with such arrangements by affiliates of the Manager.

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee and Actual Management Fee and the Fund’s overall expense ratio with those of a group of nine institutional actively and passively managed affiliated and unaffiliated alternative multi-strategy funds of funds selected by Lipper as comparable to the Fund (the “Expense Group”), and a broader group of funds selected by Lipper consisting of all institutional actively and passively managed affiliated and unaffiliated alternative multi-strategy funds of funds (the “Expense Universe”). This information showed that the

46	EnTrustPermal Alternative Core Fund

Fund’s Contractual Management Fee and Actual Management Fee were lower than the median of management fees paid by the funds in the Expense Group, but that the Fund’s Actual Management Fee was higher than the median of management fees paid by the funds in the Expense Universe. This information also showed that the Fund’s total expense ratio (including underlying fund expenses) was lower than the median of the total expense ratios of the funds in the Expense Group and the funds in the Expense Universe. The Trustees also noted the Manager’s fee waiver and/or expense reimbursement arrangement.

Manager profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders.

The Board noted that to the extent the Fund’s assets increase over time, the Fund and its shareholders should realize economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. The Board noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management and administration resources.

Taking all of the above into consideration, the Board determined that the management fee was reasonable in light of the comparative performance and expense information and the nature, extent and quality of the services provided to the Fund under the Agreements. In addition, the Board determined that the fees charged by the Manager and the Sub-Advisers under the Management Agreement and Sub-Advisory Agreements, respectively, with respect to the Fund were for services provided in addition to, and were not duplicative of, services provided under the advisory contracts of the underlying funds in which the Fund invested.

EnTrustPermal Alternative Core Fund	47

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Other benefits to the manager

The Board considered other benefits received by the Manager and its affiliates, including the Sub-Advisers, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

Based on their discussions and considerations, including those described above, the Trustees approved the Management Agreement and the Sub-Advisory Agreements to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreements.

48	EnTrustPermal Alternative Core Fund

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of EnTrustPermal Alternative Core Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†
Paul R. Ades
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Paul R. Ades, PLLC (law firm) (since 2000)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None

Andrew L. Breech
Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None

Dwight B. Crane
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during past five years	Professor Emeritus, Harvard Business School (since 2007); formerly, Professor, Harvard Business School (1969 to 2007); Independent Consultant (since 1969)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None

EnTrustPermal Alternative Core Fund	49

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Althea L. Duersten
Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during past five years	Retired (since 2011); formerly, Chief Investment Officer, North America, JPMorgan Chase (investment bank) and member of JPMorgan Executive Committee (2007 to 2011)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None

Frank G. Hubbard
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	President, Fealds, Inc. (business development) (since 2016); formerly, President, Avatar International Inc. (business development) (1998 to 2015)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None

Howard J. Johnson
Year of birth	1938
Position(s) with Trust	Trustee and Chairman
Term of office[1] and length of time served[2]	From 1981 to 1998 and since 2000 (Chairman since 2013)
Principal occupation(s) during past five years	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None

Jerome H. Miller
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during past five years	Retired
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None

50	EnTrustPermal Alternative Core Fund

Independent Trustees cont’d
Ken Miller
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Retired; formerly, President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (1963 to 2012)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None

John J. Murphy
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Founder and Senior Principal, Murphy Capital Management (investment management) (since 1983)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	Trustee, UBS Funds (24 funds) (since 2008); Trustee, Consulting Group Capital Markets Funds (10 funds) (since 2002); Director, Fort Dearborn Income Securities, Inc. (since 2013); formerly, Director, Nicholas Applegate Institutional Funds (12 funds) (2005 to 2010)

Thomas F. Schlafly
Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Chairman, The Saint Louis Brewery, LLC (brewery) (since 2012); formerly, President, The Saint Louis Brewery, Inc. (1989 to 2012); Partner, Thompson Coburn LLP (law firm) (since 2009)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	Director, Citizens National Bank of Greater St. Louis (since 2006)

EnTrustPermal Alternative Core Fund	51

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Interested Trustee and Officer
Jane Trust[3]
Year of birth	1962
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2016); Officer and/or Trustee/Director of 156 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)
Number of funds in fund complex overseen by Trustee	149
Other board memberships held by Trustee during past five years	None

Additional Officers
Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); AML Consultant, Rabobank Netherlands, (2009); First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

52	EnTrustPermal Alternative Core Fund

Additional Officers cont’d
Jenna Bailey Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1978
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013); Risk Manager of U.S. Distribution of Legg Mason & Co. (2007 to 2011)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers)

EnTrustPermal Alternative Core Fund	53

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Christopher Berarducci Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1974
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during past five years	Director of Legg Mason & Co. (since 2015); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Vice President of Legg Mason & Co. (2011 to 2015); Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

54	EnTrustPermal Alternative Core Fund

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2016:

Record date:	6/8/2016
Payable date:	6/9/2016
Ordinary income:
Qualified dividend income for individuals	14.36%
Dividends qualifying for the dividends
received deduction for corporations	3.14%
Long-term capital gain dividend	$0.062820

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

The following distributions represent Qualified Short-Term Capital Gains eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations:

Record Date	Payable Date	Short-Term Capital Gains Per Share
06/08/2016	06/09/2016	$0.010710

Please retain this information for your records.

EnTrustPermal Alternative Core Fund	55

EnTrustPermal

Alternative Core Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Althea L. Duersten

Frank G. Hubbard

Howard J. Johnson Chairman

Jerome K. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

EnTrustPermal Management LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

EnTrustPermal Alternative Core Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland statutory trust.

EnTrustPermal Alternative Core Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926. (2) at www.leggmason.com/mutualfunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of EnTrustPermal Alternative Core Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2017 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

NOT PART OF THE ANNUAL REPORT

www.leggmason.com

© 2017 Legg Mason Investor Services, LLC Member FINRA, SIPC

PRML012193 2/17 SR17-2990

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Dwight B. Crane possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Dwight B. Crane as the Audit Committee’s financial expert. Dwight B. Crane is an “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2015 and December 31, 2016 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $87,375 in December 31, 2015 and $52,260 in December 31, 2016.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in December 31, 2015 and $0 in December 31, 2016.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $7,860 in December 31, 2015 and $3,920 in December 31, 2016. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Equity Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for December 31, 2015 and December 31, 2016 Tax Fees were 100% and 100% for December 31, 2015 and December 31, 2016; and Other Fees were 100% and 100% for December 31, 2015 and December 31, 2016.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Equity Trust during the reporting period were $0 in 2016

(h) Yes. Legg Mason Partners Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved

(not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Althea L. Duersten

Frank G. Hubbard

Howard J. Johnson

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	February 24, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	February 24, 2017

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	February 24, 2017